Exhibit 99.1

Edgewater Announces Fixed Exchange Ratio for Arrangement with Alithya,

Confirmation of Support from Stockholders Holding Majority Vote and Recommendation by

Leading Independent Proxy Advisory Firm ISS to Vote “For” the Arrangement

Wakefield, Massachusetts – October 17, 2018. Edgewater Technology, Inc. (“Edgewater”), a Delaware corporation listed on the NASDAQ Global Market (NASDAQ: EDGW), announces that Edgewater has entered into amendment no. 2 (the “Amendment”) to the Arrangement Agreement, dated as of March 15, 2018 (as amended by both amendment no. 1 dated as of September 10, 2018 and the Amendment, the “Arrangement Agreement”), among Alithya Group inc. (“New Alithya”) (f/k/a 9374-8572 Québec Inc.), Alithya Group Inc. (“Alithya”), 9374-8572 Delaware Inc., and Edgewater. The Amendment fixes the Equity Exchange Ratio, as defined in the Arrangement Agreement, at 1.1918 New Alithya Class A subordinate voting shares for each share of Edgewater common stock. Prior to the Amendment, the Arrangement Agreement provided that the Equity Exchange Ratio would be 1.3118, but subject to reduction (without limitation) based on the extent, if any, to which the volume-weighted average trading price of Edgewater common stock on NASDAQ was less than $5.25 per share during a 10 consecutive trading day period occurring shortly prior to the closing of the transactions. On October 16, 2018, the closing trading price of Edgewater common stock was $4.80.

Based on the fixed Equity Exchange Ratio, Edgewater and Alithya now anticipate that, immediately following the consummation of the transactions contemplated in the Arrangement Agreement (and excluding any shares of New Alithya which may be issued to investors in Alithya’s anticipated C$50 million private placement), the current Edgewater stockholders will receive approximately 40%, and the current Alithya shareholders approximately 60%, of the total issued and outstanding shares of New Alithya. The Amendment does not affect the provision of the Arrangement Agreement that the current holders of Alithya multiple-voting shares will receive multiple-voting shares in New Alithya. Accordingly, based on the fixed Equity Exchange Ratio, Edgewater and Alithya anticipate that the current stockholders of Edgewater and the current shareholders of Alithya will own approximately 16% and 84%, respectively, of the voting power of the total outstanding New Alithya shares.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which will be filed as Exhibit 10.1 to a Current Report on Form 8-K filed by Edgewater and incorporated herein by reference. Edgewater will also file a supplement to its previously mailed proxy statement dated September 28, 2018 as soon as practicable to provide additional information regarding the Amendment and other updates to the combination with Alithya.

Additionally, Edgewater has received separate confirmations from Ariel Investments, LLC and certain of Edgewater’s other significant existing stockholders, that, after each doing its own independent review of the transactions as amended, each of them intends to vote its shares in favor of the approval and adoption of the Arrangement Agreement, as amended by the Amendment. The shares held by or under the control of such stockholders, together with (i) the shares held by stockholders who have previously entered into support agreements pursuant to which they have agreed to vote their shares in favor of the Arrangement Agreement and (ii) the proxies received to date voting in favor of the Arrangement Agreement, constitute, in the aggregate, more than fifty percent (50%) of all of Edgewater’s issued and outstanding shares, which constitutes the requisite vote necessary to approve the combination with Alithya. Notwithstanding the foregoing, such stockholders (other than those which have previously entered into support agreements) are not bound by any contractual obligation to vote their shares as indicated, and could legally change their votes or withdraw their proxies at any time prior to the previously announced special meeting of the Edgewater stockholders, to be held on October 29, 2018.

In addition, Institutional Shareholder Services, a leading independent corporate governance and proxy advisory firm, has concluded its analysis and issued a recommendation that Edgewater stockholders vote to approve the arrangement.

The Edgewater board of directors has reaffirmed its support in favor of the Arrangement Agreement and recommend that the Edgewater stockholders vote “FOR” the proposal to approve and adopt the Arrangement Agreement and the transactions contemplated therein at the special meeting.

About Edgewater

Edgewater (NASDAQ: EDGW) helps business leaders drive transformational change through its unique selection of business and technology services and specialized product-based solutions.

Classic consulting disciplines (such as business advisory, process improvement, organizational change management, and domain expertise) are blended with technical services (such as digital transformation, technical roadmaps, data and analytics services, custom development, and system integration) to help organizations get the most out of their existing IT assets while creating new digital business models.

Delivering both on premise and in the cloud, Edgewater partners with Oracle and Microsoft to offer Business Analytics, BI, ERP, EPM and CRM solutions. Edgewater Ranzal, an Oracle Platinum Consulting Partner, provides Business Analytics solutions leveraging Oracle EPM, BI, and Big Data technologies. Edgewater Fullscope delivers innovative Microsoft ERP, CRM and BI solutions. The award-winning company is one of the largest resellers of Microsoft Dynamics 365 (formerly Dynamics AX and CRM).

Important Information for Shareholders and Other Investors

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed business combination will be submitted to the stockholders of Edgewater for their consideration. Edgewater has prepared and filed with the SEC a proxy statement dated September 28, 2018 on Schedule 14A (File No. 000-20971) regarding the business combination described in the Arrangement Agreement. Edgewater has also filed, and may also file in the future, other documents with the SEC from time to time.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION DESCRIBED IN THE ARRANGEMENT AGREEMENT, STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT EDGEWATER, ALITHYA AND NEW ALITHYA AND THE PROPOSED BUSINESS COMBINATION.

Stockholders and other investors may obtain free copies of the prospectus/proxy statement, including any supplement thereto, and other documents containing important information about New Alithya, Edgewater and Alithya as filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC are also available free of charge on Edgewater’s website at www.edgewater.com under the tab “Investor Relations” and then through the link titled “SEC Filings” or by contacting by e-mail at ir@edgewater.com, or by phone at (781) 246-3343.

Participants in the Solicitation

Edgewater and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Edgewater in connection with the proposed business combination. Information about the directors and executive officers of Edgewater is set forth in the prospectus/proxy statement. That document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the prospectus/proxy statement and other relevant materials filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Edgewater’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding the expected timetable for completing the proposed business combination, benefits and synergies of the proposed business combination, costs and other anticipated financial impacts of the proposed business combination, the combined company’s plans and objectives, the tax treatment of the proposed business combination, future opportunities for the combined company and services, future financial performance and operating results, and any other statements regarding the Edgewater’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond Edgewater’s or control, which could cause actual results to differ materially from the results expressed or implied by the statements.

These risks and uncertainties include, but are not limited to: failure to obtain the required votes of Edgewater’s or Alithya’s shareholders; the timing to consummate the proposed business combination; the conditions to closing of the proposed business combination may not be satisfied or that the closing of the proposed business combination otherwise does not occur; the risk that a court approval that may be required for the proposed business combination is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Edgewater and Alithya; the effects of the proposed business combination on Edgewater and Alithya following the consummation of the proposed business combination, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships involving either or both Edgewater and Alithya resulting from the announcement or completion of the proposed business combination; expected synergies and other benefits from the proposed business combination and the ability of the combined companies to realize such synergies and other benefits; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; difficulty in integrating acquisitions; shortages, delays in delivery and interruptions of supply of equipment, supplies and materials; weather; loss of, or reduction in business with, key customers; legal proceedings; ability to effectively identify and enter new markets; governmental regulation; and ability to retain management and field personnel.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Edgewater’s SEC filings. Edgewater’s filings may be obtained by contacting Edgewater or the SEC or through Edgewater’s web site at http://www.edgewater.com/ or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov.

The foregoing list of risk factors is not exhaustive. These risks, as well as other risks associated with the proposed business combination, are more fully discussed in the proxy statement filed with the SEC in connection with the proposed business combination. Edgewater does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.